UACSC 97-D
                    UNION ACCEPTANCE CORPORATION
                             (Servicer)
                        MONTH ENDING 1/31/98

PRINCIPAL BALANCE RECONCILIATION                                              D O L L A R S
                                                     CLASS A-1       CLASS A-2         CLASS A-3        CLASS A-4
                                                   -------------   -------------     -------------    -------------
Original Principal Balance                         33,250,000.00   71,250,000.00     31,925,000.00    44,725,000.00
Beginning Period Principal Balance                 22,147,907.77   71,250,000.00     31,925,000.00    44,725,000.00
Principal Collections - Scheduled Payments          2,867,484.69            0.00              0.00             0.00
Principal Collections - Payoffs                     2,770,929.76            0.00              0.00             0.00
Principal Withdrawal from Payahead                      4,678.76            0.00              0.00             0.00
Gross Principal Charge Offs                            (1,751.82)           0.00              0.00             0.00
Repurchases                                            12,757.71            0.00              0.00             0.00
                                                   -------------   -------------     -------------    -------------
Ending Balance                                     16,493,808.67   71,250,000.00     31,925,000.00    44,725,000.00
                                                   =============   =============     =============    =============


Certificate Factor                                     0.4960544       1.0000000         1.0000000        1.0000000
Pass Through Rate                                         6.4507%         6.2000%           6.2600%          6.280%


                                                                                               NUMBERS
                                                        CLASS A-5        TOTAL CLASS A's
                                                      -------------       --------------        ------
Original Principal Balance                            22,997,164.67       204,147,164.67        17,123
Beginning Period Principal Balance                    22,997,164.67       193,045,072.44        16,518
Principal Collections - Scheduled Payments                     0.00         2,867,484.69
Principal Collections - Payoffs                                0.00         2,770,929.76           348
Principal Withdrawal from Payahead                             0.00             4,678.76
Gross Principal Charge Offs                                    0.00            (1,751.82)            2
Repurchases                                                    0.00            12,757.71             4
                                                      -------------       --------------        ------
Ending Balance                                        22,997,164.67       187,390,973.34        16,164
                                                      =============       ==============        ======


Certificate Factor                                        1.0000000            0.9179210
Pass Through Rate                                            6.410%               6.2914%


CASH FLOW RECONCILIATION

Principal Wired                                                                                        5,651,211.08
Interest Wired                                                                                         2,022,661.57
Withdrawal from Payahead Account                                                                           7,914.71
Repurchases (Principal and Interest)                                                                      12,881.50
Charge Off Recoveries                                                                                       (738.42)
Interest Advances                                                                                         30,262.30
Certificate Account Interest Earned                                                                       23,665.06
Spread Account Withdrawal                                                                                      0.00
Class A Surety Bond Draw for
     Class I Interest                                                                                          0.00
Class A Surety Bond Draw for
     Class A Principal or Interest                                                                             0.00
                                                                                                     --------------
Total Cash Flow                                                                                        7,747,857.80
                                                                                                     ==============


TRUSTEE DISTRIBUTION  (2/10/98)

Total Cash Flow                                                                                        7,747,857.80
Unrecovered Advances on Defaulted Receivables                                                                 30.02
Servicing Fee (Due and Unpaid)                                                                                 0.00
Interest to Class A-1 Certificateholders                                                                 123,026.52
Interest to Class A-2 Certificateholders                                                                 368,125.00
Interest to Class A-3 Certificateholders                                                                 166,542.08
Interest to Class A-4 Certificateholders                                                                 234,060.83
Interest to Class A-5 Certificateholders                                                                 122,843.19
Interest to Class I Certificateholders                                                                   192,397.36
Principal to Class A-1 Certificateholders                                                              5,654,099.10
Principal to Class A-2 Certificateholders                                                                      0.00
Principal to Class A-3 Certificateholders                                                                      0.00
Principal to Class A-4 Certificateholders                                                                      0.00
Principal to Class A-5 Certificateholders                                                                      0.00
Surety Bond Premium                                                                                       24,204.67
Interest Advance Recoveries from Payments                                                                  9,798.45
Unreimbursed draws on Class A's Surety Bond
     for Class I Interest                                                                                      0.00
Unreimbursed draws on Class A's Surety Bond
     for Class A Principal or  Interest                                                                        0.00
Deposit to Payahead                                                                                       15,179.56
Certificate Account Interest to Servicer                                                                  23,665.06
Payahead Account Interest to Servicer                                                                        151.84
Excess                                                                                                   813,734.12
                                                                                                     --------------
Net Cash                                                                                                       0.00
                                                                                                     ==============


Servicing Fee Retained from Interest Collections                                                         160,870.89

SPREAD ACCOUNT  RECONCILIATION
Original Balance                                                                                       2,041,471.66
                                                                                                     --------------
Beginning Balance                                                                                      2,551,839.56
Trustee Distribution of Excess                                                                           813,734.12
Interest Earned                                                                                           10,945.71
Spread Account Draws                                                                                           0.00
Reimbursement for Prior Spread Account Draws                                                                   0.00
Distribution of Funds to Servicer                                                                       (824,679.83)
                                                                                                     --------------
Ending Balance                                                                                         2,551,839.56
                                                                                                     ==============

Required Balance                                                                                       2,551,839.56



FIRST LOSS PROTECTION AMOUNT RECONCILIATION


Original Balance                                                                                      14,290,301.53
                                                                                                     --------------
Beginning Balance                                                                                     10,961,315.51
Reduction Due to Spread Account                                                                                0.00
Reduction Due to Principal Reduction                                                                    (395,786.94)
                                                                                                     --------------
Ending Balance                                                                                        10,565,528.57
                                                                                                     ==============

First Loss Protection Required Amount                                                                 10,565,528.58
First Loss Protection Fee %                                                                                    2.00%
First Loss Protection Fee                                                                                 18,196.19



SURETY BOND  RECONCILIATION


Original Balance                                                                                     204,147,164.67
                                                                                                     --------------
Beginning Balance                                                                                    191,914,361.02
Draws                                                                                                          0.00
Reimbursement of Prior Draws                                                                                   0.00
Ending Balance                                                                                       191,914,361.02
                                                                                                     ==============

Adjusted Ending Balance Based
     Upon Required Balance                                                                           186,206,999.66
                                                                                                     ==============
Required Balance                                                                                     186,206,999.66


PAYAHEAD RECONCILIATION


Beginning Balance                                                                                         40,738.87
Deposit                                                                                                   15,179.56
Payahead Interest                                                                                            151.84
Withdrawal                                                                                                 7,914.71
                                                                                                     --------------
Ending Balance                                                                                            48,155.56
                                                                                                     ==============

CURRENT DELINQUENCY
                                          GROSS
     # PAYMENTS DELINQUENT      NUMBER    BALANCE        PRINCIPAL     INTEREST
     ---------------------      ------    -------        ---------     --------
1 Payment                        140     1,529,072.66    22,214.90    19,371.20
2 Payments                        47       604,157.72    12,949.96    15,628.86
3 Payments                        16       219,664.17     6,261.31     8,335.43
                                 ---     ------------    ---------    ---------
Total                            203     2,352,894.55    41,426.17    43,335.49
                                 ===     ============    =========    =========

Percent Delinquent             1.256%           1.256%




DELINQUENCY RATE (60+)
                                                      RECEIVABLE
                                   END OF PERIOD      DELINQUENCY
     PERIOD      BALANCE           POOL BALANCE          RATE
     ------      -------           ------------          ----
Current         823,821.89        187,390,973.34         0.44%
1st Previous    250,972.65        193,045,072.44         0.13%
2nd Previous     19,357.68        199,906,022.74         0.01%


NET LOSS RATE

                                                                                 DEFAULTED
                                                LIQUIDATION      AVERAGE          NET LOSS
     PERIOD                          BALANCE     PROCEEDS      POOL BALANCE    (ANNUALIZED)
     ------                          -------     --------      ------------    ------------
Current                            (1,751.82)     (738.42)    190,218,022.89        -0.01%
1st Previous                        1,749.80       (15.00)    196,475,547.59         0.01%
2nd Previous                            0.00         0.00     202,026,593.71         0.00%

Gross Cumulative Charge Offs           (2.02)                 Net Cumulative Loss Percentage
Gross Liquidation Proceeds           (753.42)                                        0.04%
Number of Repossessions                 2
Number of Inventoried Autos EOM         0

EXCESS YIELD TRIGGER
                                                        EXCESS YIELD
                      EXCESS       END OF PERIOD         PERCENTAGE
       PERIOD         YIELD       POOL BALANCE         (ANNUALIZED)
       ------          -----       ------------         ------------
Current             838,893.99     187,390,973.34           5.37%
1st Previous        976,474.46     193,045,072.44           6.07%
2nd Previous        (34,871.76)    199,906,022.74          -0.21%
3rd Previous
4th Previous
5th Previous
                                  CURRENT
                                  LEVEL          TRIGGER        STATUS
                                   N/A            1.50%           N/A
Six Month Average Excess Yield
                                                                   NO
Trigger Hit in Current or any Previous Month


DATE: 2/5/98                                            /s/ Nancy Meltabarger
                                                        ------------------------
                                                           NANCY MELTABARGER
                                                        ASSISTANT VICE PRESIDENT